UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

September 7, 2005

Date of Report (Date of earliest event reported)

PXRE GROUP LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-15259	98-0214719
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

PXRE House 110 Pitts Bay Road Pembroke HM 08 Bermuda (Address, including zip code, of principal executive offices)		P.O. Box HM 1282 Hamilton HM FX Bermuda (Mailing address)

(441) 296-5858
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

As previously announced, the President and Chief Executive Officer, Jeffrey Radke, and John Modin, Executive Vice President and Chief Financial Officer of PXRE Group Ltd. (“PXRE”) participated in Keefe Bruyette & Woods’ 2005 Insurance Conference in New York City (the “KBW Conference”) on Wednesday, September 7, 2005. At that conference, as part of his remarks, Mr. Radke commented on Hurricane Katrina and potential consequences of the event. Given the lack of clarity and limited information available, Mr. Radke declined to provide an estimate of PXRE’s potential loss from Hurricane Katrina, but Mr. Radke did comment generally on the likely impact of the event on the reinsurance market, and discussed PXRE’s risk management and capital management strategies.

A webcast replay of PXRE’s presentation is available on the Company website at http://www.pxre.com and will be accessible for 30 days from the date of the KBW Conference.

Note: The information in this report is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by PXRE under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by PXRE that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of PXRE or any of its affiliates.

Forward-Looking Statements and Qualifications

Statements in this release and on the webcast replay that are not strictly historical are forward-looking and are based upon current expectations and assumptions of management. Statements included herein and on the webcast, as well as statements made by or on behalf of PXRE in its communications and discussions with investors and analysts in the normal course of business through meetings, phone calls and conference calls, which are not historical in nature are intended to be, and are hereby identified as, "forward-looking statements" for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 as amended. These forward-looking statements, identified by words such as “intend,” “believe,” “anticipate,” or “expects” or variations of such words or similar expressions are based on current expectations, speak only as of the date hereof, and are subject to risk and uncertainties. In light of the risks and uncertainties inherent in all future projections, these forward-looking statements in this report should not be considered as a representation by us or any other person that PXRE’s objectives or plans will be achieved. PXRE cautions investors and analysts that actual results or events could differ materially from those set forth or implied by the forward-looking statements and related assumptions, depending on the outcome of certain important factors including, but not limited to, the following: (i) because of exposure to catastrophes, PXRE’s financial results may vary significantly from period to period; (ii) PXRE may be overexposed to losses in certain geographic areas for certain types of catastrophe events; (iii) PXRE operates in a highly competitive environment; (iv) reinsurance prices may decline, which could affect PXRE’s profitability; (v) underwriting reinsurance includes the application of judgment, the assessment of probabilities and outcomes, and assumption of correlations, which are subject to inherent uncertainties; (vi) reserving for losses includes significant estimates which are also subject to inherent uncertainties; (vii) a decline in the credit rating assigned to PXRE’s claim-paying ability may impact its potential to write new or renewal business; (viii) a decline in PXRE’s ratings may require us to transfer premiums retained by us into a beneficiary trust or may allow clients to terminate their contract with us; (ix) PXRE’s investment portfolio is subject to market and credit risks which could result in a material adverse impact on its financial position or results; (x) because PXRE depends on a few reinsurance brokers for a large portion of revenue, loss of business provided by them could adversely affect us; and PXRE’s reliance on reinsurance brokers exposes us to their credit risk; (xi) the impact of recently announced investigations of broker fee and placement arrangements could adversely impact PXRE’s ability to write more business; (xii) PXRE has exited the finite reinsurance business, but claims in respect of the business PXRE wrote could have an adverse effect on its results of operations; (xiii) PXRE may be adversely affected by foreign currency fluctuations; (xiv) retrocessional reinsurance subjects us to credit risk and may become unavailable on acceptable terms; (xv) the impairment of PXRE’s ability to provide collateral to cedents could affect its ability to offer reinsurance in certain markets; (xvi) the reinsurance business is historically cyclical, and PXRE may experience periods with excess underwriting capacity and unfavorable premium rates; conversely, PXRE may have a shortage of underwriting capacity when premium rates are strong; (xvii) regulatory constraints may restrict PXRE’s ability to operate its business; (xviii) contention by the United States Internal Revenue Service that PXRE or its offshore subsidiaries are subject to U.S. taxation could result in a material adverse impact on PXRE’s financial position or results; and (xix) changes in tax laws, tax treaties, tax rules and interpretations could result in a material adverse impact on PXRE’s financial position or results. In addition to the factors outlined above that are directly related to PXRE’s business, PXRE is also subject to general business risks, including, but not limited to, adverse state, federal or foreign legislation and regulation, adverse publicity or news coverage, changes in general economic factors, the loss of key employees and other factors set forth in PXRE’s SEC filings. The factors listed above should not be construed as exhaustive. Therefore, actual results or outcomes may differ materially from what is expressed or forecasted in such forward-looking statements.

     PXRE undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events (including catastrophe events), or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PXRE Group Ltd.
(Registrant)

By: /s/ Robert Myron ————————————— Name: Robert Myron Title: Senior Vice President & Treasurer

Date: September 7, 2005